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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 April 21, 2004
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)


            MARYLAND                      1-13102                36-3935116
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
 incorporation or organization)            number)           Identification No.)


                         311 S. WACKER DRIVE, SUITE 4000
                             CHICAGO, ILLINOIS 60606
               (Address of principal executive offices, zip code)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 21, 2004, First Industrial Realty Trust, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004 and certain other information.

         Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company's press release dated April 21, 2004, announcing its financial results for the fiscal quarter ended March 31, 2004.

         On April 22, 2004, the Company will hold an investor conference and webcast at 11a.m. EDT to disclose and discuss the financial results for the first fiscal quarter of 2004.

         The information furnished in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST INDUSTRIAL REALTY TRUST, INC.


                                         By: /s/ Michael J. Havala
                                             -----------------------------------
                                             Name:  Michael J. Havala
                                             Title: Chief Financial Officer


Date: April 21, 2004

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EXHIBIT INDEX


Number                     Description
------        -------------------------------------
99.1           Press Release, dated April 21, 2004.